UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
December 23, 2010

BREITBURN ENERGY PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33055	74-3169953
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071
(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

As previously described in a Current Report on Form 8-K filed on October 7, 2010, on October 1, 2010, BreitBurn Energy Partners L.P. (the “Partnership,” “we,” “us” or “our”), BreitBurn Finance Corporation, a Delaware corporation (together with the Partnership, the “Issuers”), and certain of our subsidiaries, as guarantors (the “Guarantors”), entered into a Purchase Agreement (the “Purchase Agreement”) with the Initial Purchasers as defined therein, pursuant to which the Issuers agreed to sell $305 million in aggregate principal amount of the Issuers’ 8.625% Senior Notes due 2020 (the “Notes”).  The Notes were offered and sold in private placements to qualified institutional buyers in the United States in reliance on Rule 144A under the Securities Act of 1933, as amended.

In connection with the issuance of the Notes, we entered into a registration rights agreement requiring us to file an exchange offer registration statement with the Securities and Exchange Commission (the “SEC”) with respect to an offer to exchange the Notes for substantially identical notes that are registered under the Securities Act of 1933.   Certain, but not all, of our subsidiaries have issued full, unconditional and joint and several guarantees of the Notes, will guarantee the exchange offer notes and may guarantee future issuances of debt securities, in accordance with Rule 3-10(d) of Regulation S-X. We, therefore, are filing revised historical financial statements within exhibits to this Current Report on Form 8-K (this “Report”) to include condensed consolidating financial information for (a) the Issuers; (b) the Guarantors on a combined basis; and (c) the Partnership’s non-guarantor subsidiaries on a combined basis.

The condensed consolidating financial information has been added to the:

(1)
audited Notes to Consolidated Financial Statements as of December 31, 2009 and 2008 and for the three years ended December 31, 2009 included in the Annual Report on Form 10-K for the year ended December 31, 2009 (the “2009 10-K”), filed as Exhibit 99.1 to this Report and incorporated herein by reference.

(2)
Notes to the Unaudited Consolidated Financial Statements as of September 30, 2010 and December 31, 2009 and for the three months and nine months ended September 30, 2010 and 2009 included in the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010 (the “Q3 2010 10-Q”), filed as Exhibit 99.2 to this Report and incorporated herein by reference.

Except as described above, we have not modified or updated other disclosures contained in the Consolidated Financial Statements and Notes thereto included in the 2009 10-K and the Q3 2010 10-Q.  Accordingly, this Report, with the exception of the foregoing, does not reflect events occurring after the date of filing of the 2009 10-K or the Q3 2010 10-Q, respectively, or modify or update those disclosures affected by subsequent events.  Consequently, all other information not affected by the additions described above is unchanged and reflects the disclosures and other information made at the date of the filing of the 2009 10-K and the Q3 2010 10-Q, respectively, and should be read in conjunction with our filings with the SEC subsequent to the filing of the 2009 10-K and the Q3 2010 10-Q, respectively, including amendments to those filings, if any.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	The historical financial statements and revised related disclosure as of December 31, 2009 and 2008 and for the three years ended December 31, 2009.

99.2	The historical unaudited financial statements and revised related disclosure as of September 30, 2010 and December 31, 2009 and for the three months and nine months ended September 30, 2010 and 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

	By:	BREITBURN GP, LLC,
its general partner

Dated: December 23, 2010	By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer